Deposits from Banking Clients Consisting of Interest Bearing and Noninterest Bearing Deposits (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Interest-bearing deposits:
Deposits swept from brokerage accounts	$ 58,229	$ 40,617
Checking	11,632	10,765
Savings and other	9,089	8,997
Total interest-bearing deposits	78,950	60,379
Non-interest-bearing deposits	427	475
Total deposits from banking clients	$ 79,377	$ 60,854